Exhibit 10.1

AMENDMENT NO. 1 TO Revolving Credit Agreement

This AMENDMENT NO. 1 TO Revolving Credit Agreement (this “Amendment”) is made and entered into as of May 23, 2024 among WASTE CONNECTIONS, INC., an Ontario corporation (the “Borrower”), each lender party thereto (collectively, the “Lenders” and individually, each a “Lender”), BANK OF AMERICA, N.A., ACTING THROUGH ITS CANADA BRANCH, as the global agent, the Swing Line Lender and an L/C Issuer (in its capacity as the global agent, the “Global Agent”), and BANK OF AMERICA, N.A., as the U.S. agent and an L/C Issuer (in its capacity as the U.S. agent, the “U.S. Agent” and collectively with the Global Agent, the “Agents”) and the other L/C Issuers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement referred to below.

WHEREAS, the Borrower, the Lenders, the L/C Issuers and the Agents are party to that certain Revolving Credit Agreement, dated as of February 27, 2024 (as amended, restated, supplemented or otherwise modified and as in effect immediately prior to the First Amendment Effective Date, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein; and

WHEREAS, in accordance with Section 11.01 of the Existing Credit Agreement, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement in connection with removing the credit spread adjustment applicable to Term SOFR Loans (or, if applicable, Loans bearing interest with reference to Daily Simple SOFR), and the Lenders are willing to make such amendments to the Existing Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

Section 1.1         Amendment to Section 1.01 (Defined Terms). The definition of “SOFR Adjustment” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted.

Section 1.2         Amendment to definition of “Term SOFR”. The definition of “Term SOFR” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended to delete the following from the end of clause (a) of such definition:

“, in each case, plus the SOFR Adjustment for such Interest Period”.

Section 1.3         Amendment to Section 3.03. Section 3.03 of the Existing Credit Agreement is hereby amended to delete the following phrase each time it occurs in such Section 3.03 (including the word “plus” whether or not italicized):

“plus the SOFR Adjustment”.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

Section 2         Closing Conditions. This Amendment shall become effective as of the date hereof (the “First Amendment Effective Date”), provided that each of the following conditions to effectiveness shall have been satisfied:

(a)            Amendment. The Agents shall have received a counterpart signature page to this Amendment duly executed and delivered by the Borrower and each of the Lenders and L/C Issuers under the Existing Credit Agreement as of the First Amendment Effective Date.

(b)            Fees and Expenses. Arrangements reasonably satisfactory to the Agents shall have been made for the payment of all reasonable and documented out-of-pocket costs and expenses reimbursable under Section 11.04 of the Existing Credit Agreement incurred in connection with this Amendment and invoiced at least one Business Day prior to the First Amendment Effective Date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3         Representations and Warranties.

(a)            The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the corporate authority of the Borrower, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, in each case, so as to materially adversely affect the assets, business or any activity of the Borrower, (iv) do not conflict with any provision of the Organization Documents of the Borrower, and (v) do not conflict with any agreement or other instrument binding upon the Borrower except for any such conflict with any such agreements or other instruments that could not reasonably be expected to have a Material Adverse Effect.

(b)            This Amendment has been duly executed and delivered by the Borrower and the execution, delivery and performance of this Amendment constitutes a valid and legally binding obligation of the Borrower enforceable against it in accordance with the respective terms and provisions hereof, except as enforceability is limited by Debtor Relief Laws, and by general principles of equity relating to enforceability and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)            The execution, delivery and performance by the Borrower of this Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing with, any Governmental Authority or other Person, other than those approvals and consents already obtained and filings already made.

(d)            The representations and warranties contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent already qualified by materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date hereof, before and after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3(d), the representations and warranties contained in Section 5.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.04 of the Credit Agreement.

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(e)            Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(f)            The Borrower has the corporate capacity and authority to execute this Amendment and any other Loan Document or Communication through electronic means and there are no restrictions on doing so in the Borrower’s Organization Documents.

ARTICLE IV
MISCELLANEOUS

Section 4.1         No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to otherwise modify any provision of the Existing Credit Agreement or other Loan Document, or (ii) give rise to any defenses or counterclaims to any Lender’s right to compel payment of the Obligations when due or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents.

Section 4.2         Ratification, etc. Except as expressly amended hereby, the Existing Credit Agreement, the other Loan Documents and the Obligations are hereby ratified and confirmed in all respects and shall continue in full force and effect. Upon the First Amendment Effective Date, each reference to the Existing Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement. The Borrower acknowledges and consents to all of the terms and conditions of this Amendment and affirms all of its obligations under the Loan Documents. The Borrower and each Lender agrees and acknowledges that this Amendment and all documents executed in connection herewith do not operate to reduce, discharge or extinguish, or substitute, or constitute, create or effect a novation of, or create an agreement to extinguish, replace, or substitute any of, the obligations, indebtedness and liabilities of the Borrower under the Credit Agreement or any other Loan Document and that all outstanding indebtedness under the Credit Agreement shall remain outstanding and be continued as the same indebtedness.

Section 4.3         Lender Licensing; Electronic Communications. By agreeing to make Loans under the Credit Agreement, each Lender hereby confirms that it has all licenses, permits and approvals necessary for use of the reference rates referred to therein and it will do all things necessary to comply, preserve, renew and keep in full force and effect such licenses, permits and approvals. Each Lender represents and warrants to the Agents that it has the corporate capacity and authority to execute this Amendment and any other Loan Document or Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents.

Section 4.4         Confidentiality. The parties hereto agree that nothing in the Credit Agreement (including Section 11.07 thereof) or any other Loan Document prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person in accordance with applicable laws, rules, regulations, or regulatory guidance.

Section 4.5         GOVERNING LAW; VENUE; WAIVER OF RIGHT TO TRIAL BY JURY. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Sections 11.14(b) through (d) and 11.15 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

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Section 4.6         Counterparts; Etc. This Amendment may, if agreed by the Agents, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agents of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agents are under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by each Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent any Agent has agreed to accept such Electronic Signature, such Agent and each Lender shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower or any Lender without further verification and regardless of the appearance of form of such Electronic Signature and (b) upon the request of any Agent any Communication executed using Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 4.7         Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 4.8         Entire Agreement. THIS AMENDMENT SHALL CONSTITUTE A “LOAN DOCUMENT” FOR ALL PURPOSES OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first set forth above.

Borrower:

WASTE CONNECTIONS, INC.

By:	/s/ Mary Anne Whitney
Name: Mary Anne Whitney
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to
Revolving Credit Agreement (BOA-WCN)]

BANK OF AMERICA, N.A., acting through its Canada branch, as Global Agent, Lender, Swing Line Lender and L/C Issuer

By:	/s/ Michael Contreras
Name: Michael Contreras
Title: Director

BANK OF AMERICA, N.A.,
as U.S. Agent and L/C Issuer

By:	/s/ Michael Contreras
Name: Michael Contreras
Title: Director

[Signature Page to Amendment No. 1 to
Revolving Credit Agreement (BOA-WCN)]

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Marlon Mathews
Name: Marlon Mathews
Title: Executive Director

[Signature Page to Amendment No. 1 to
Revolving Credit Agreement (BOA-WCN)]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as an L/C Issuer

By:	/s/ Jeffrey Coleman
Name: Jeffrey Coleman
Title: Executive Director

[Signature Page to Amendment No. 1 to

Revolving Credit Agreement (BOA-WCN)]

PNC BANK CANADA BRANCH as a Lender and L/C Issuer

By:	/s/ Cameron Ruff
Name: Cameron Ruff
Title: Senior Vice President

[Signature Page to Amendment No. 1 to

Revolving Credit Agreement (BOA-WCN)]

TRUIST BANK, as a Lender and L/C Issuer

By:	/s/ William Rutkowski
Name: William Rutkowski
Title: Director

[Signature Page to Amendment No. 1 to

Revolving Credit Agreement (BOA-WCN)]

MIZUHO BANK LTD., as Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

[Signature Page to Amendment No. 1 to

Revolving Credit Agreement (BOA-WCN)]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Frans Braniotis
Name: Frans Braniotis
Title: Managing Director

[Signature Page to Amendment No. 1 to

Revolving Credit Agreement (BOA-WCN)]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender and L/C Issuer

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to

Revolving Credit Agreement (BOA-WCN)]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Omar Vega
Name: Omar Vega
Title: Vice President

[Signature Page to Amendment No. 1 to

Revolving Credit Agreement (BOA-WCN)]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender and L/C Issuer

By:	/s/ Bernadette Murphy
Name: Bernadette Murphy
Title: Managing Director & Authorized Signatory

[Signature Page to Amendment No. 1 to
Revolving Credit Agreement (BOA-WCN)]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Michael Davenport
Name: Michael Davenport
Title: Managing Director

[Signature Page to Amendment No. 1 to
Revolving Credit Agreement (BOA-WCN)]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sam Schuessler
Name: Sam Schuessler
Title: Principal

[Signature Page to Amendment No. 1 to
Revolving Credit Agreement (BOA-WCN)]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as a Lender

By:	/s/ Cameron Brown
Name: Cameron Brown
Title: Senior Vice President

[Signature Page to Amendment No. 1 to
Revolving Credit Agreement (BOA-WCN)]